UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2008

SFSB, Inc.
(Exact Name of Registrant as Specified in its Charter)

United States	000-51037	20-2077715
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 Churchville Road
Bel Air, Maryland	21015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 443-265-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On April 2, 2008, SFSB, Inc. (the “Registrant”) announced its earnings for the quarter ended December 31, 2007. The press release is furnished as exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1	Press Release dated April 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFSB, INC.

April 1, 2008
By:  /s/ Philip E. Logan

Philip E. Logan, President